UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 3, 2021
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VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	VRA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of the Company held on June 3, 2021, the shareholders of the Company approved to amend the Company’s Second Amended and Restated Articles of Incorporation to allow shareholders to unilaterally amend its bylaws (the “Amendment”). The Amendment is further described in the Company's definitive Proxy Statement filed with the Securities and Exchange Commission on May 7, 2021. A copy of the Amended and Restated Articles of Incorporation is filed as Exhibit 3.1 hereto and is incorporated by reference to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company’s 2021 Annual Meeting of Shareholders was held on June 3, 2021. At the meeting, the Company’s shareholders:

(1)	elected Barbara Bradley Baekgaard, Kristina Cashman, Robert J. Hall, Mary Lou Kelley, John E. Kyees, Frances P. Philip, Edward M. Schmults, Carrie M. Tharp, Nancy R. Twine and Robert Wallstrom to serve as Directors of the Company’s Board of Directors for a one-year term;

(2)	ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2022;

(3)	approved, on an advisory basis, the compensation of the Company’s named executive officers; and

(4)	approved an amendment to the Company’s Second Amended and Restated Articles of Incorporation to allow shareholders to unilaterally amend its bylaws.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions, and the number of broker non-votes.

(1)	Election of Directors

Nominee	For	Withhold	Broker Non-Votes
Barbara Bradley Baekgaard	21,542,428	389,388	3,129,072
Kristina Cashman	21,552,719	379,097	3,129,072
Robert J. Hall	21,542,191	389,625	3,129,072
Mary Lou Kelley	21,552,971	378,845	3,129,072
John E. Kyees	21,453,788	478,028	3,129,072
Frances P. Philip	21,508,528	423,288	3,129,072
Edward M. Schmults	21,505,771	426,045	3,129,072
Carrie M. Tharp	21,552,719	379,097	3,129,072
Nancy R. Twine	21,577,904	353,912	3,129,072
Robert Wallstrom	21,542,257	389,559	3,129,072

(2)	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions	Broker Non-Votes
25,037,502	15,298	8,088	—

(3)	Advisory Approval of the Company's Named Executive Officer Compensation

For	Against	Abstentions	Broker Non-Votes
20,507,209	1,356,428	68,179	3,129,072

(4)	Approve an Amendment to the Company's Second Amended and Restated Articles of Incorporation

For	Against	Abstentions	Broker Non-Votes
21,474,430	374,608	82,778	3,129,072
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

3.1	Amended and Restated Articles of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

Date: June 8, 2021	/s/ Mark C. Dely
Mark C. Dely Chief Administration Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)